                                                                    EXHIBIT 10.2


                          COBBLESTONE GOLF GROUP, INC.


                     11 1/2% Series A Senior Notes due 2003


                               PURCHASE AGREEMENT
                               ------------------


                                                                    May 29, 1996



DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
BA SECURITIES, INC.
c/o Donaldson, Lufkin & Jenrette
    Securities Corporation
    277 Park Avenue
    New York, New York  10172

Ladies and Gentlemen:

          Subject to the terms and conditions herein contained, Cobblestone Golf Group, Inc., a Delaware corporation (the "Company"), and all of its subsidiaries (collectively the "Guarantors" and, together with the Company, the "Issuers"), jointly and severally propose to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and BA Securities, Inc. (together with DLJ, the "Initial Purchasers"), an aggregate of $70,000,000 principal amount of 11 1/2% Series A Senior Notes due 2003 (the "Notes") and the related irrevocable and unconditional guarantees (the "Guarantees") by the Guarantors (collectively, the "Securities"). The Securities are to be issued pursuant to the provisions of an Indenture (the "Indenture"), to be dated as of June 4, 1996, by and among the Issuers and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). In connection with the closing contemplated by this Agreement, the Issuers will enter into (i) the Registration Rights Agreement (as hereinafter defined) and (ii) a credit facility and each of its related documents with a syndicate of banks represented by Bank of America NT&SA which
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is evidenced by that certain Second Amended and Restated Credit Agreement to be dated as of June 4, 1996, by and among the Company, Cobblestone Holdings, Inc. ("Holdings"), the various financial institutions party thereto and Bank of America NT&SA (collectively, with each of the documents related thereto, the "New Credit Facility"). The Securities and the Indenture are more fully described in the Offering Memorandum (as hereinafter defined). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Offering Memorandum.


          1.  Delivery and Payment.  Delivery to you of and payment for the
              --------------------
Securities shall be made at 10:00 A.M., New York City time, on June 4, 1996 (such time and date being referred to as the "Closing Date") at the offices of Latham & Watkins at 885 Third Avenue, New York, New York 10022, or such other place as DLJ shall reasonably designate. The Closing Date and the location of delivery of, and the form of payment for the Securities may be varied by agreement between DLJ and the Company.

          One or more of the Securities in definitive form, registered in the name of Cede and Co., as nominee of The Depository Trust Company ("DTC"), or such other names as you shall request in writing not later than one full business day prior to the Closing Date, having an aggregate principal amount corresponding to the aggregate principal amount of Securities resold pursuant to Rule 144A under the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Securities and Exchange Commission (the "Commission"), thereunder (the "Act"), as such rule may be amended from time to time ("Rule 144A"), to qualified institutional buyers ("QIBs") within the meaning of Rule 144A (collectively, the "Global Securities"), and one or more Securities in definitive form shall be registered in such names and issued in such denominations as you shall request in writing not later than one business day prior to the Closing Date, having an aggregate principal amount corresponding to the aggregate principal amount of the Securities sold to Institutional Accredited Investors (as defined herein) (collectively, the "Certificated Securities"), shall be delivered by the Issuers to you on the Closing Date with any transfer taxes payable upon initial issuance thereof duly paid by the Company, for your respective accounts against payment of the Purchase Price (as hereinafter defined) by wire transfer of same day funds to such bank account as the Company shall designate at least two business days prior to the Closing Date. The Global Securities and Certificated Securities in definitive form shall be made available to you at the offices of DLJ (or at such other place as shall be acceptable to you) for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date.

                                       2
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          2.  Offering of the Securities and the Initial Purchasers'
              ------------------------------------------------------
Representations.
- ---------------

          (a) You have advised the Company that it is your intention, as promptly as you deem appropriate after the Company shall have furnished you with copies of the Offering Memorandum, to resell the Securities pursuant to the procedures and upon the terms set forth in the Offering Memorandum.

          (b) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that it:

                    (i) is not acquiring the Securities with a view to any distribution thereof or with any present intention of offering or selling any of the Securities in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction;

                    (ii) will solicit offers for Securities only from, and will offer Securities only to, persons that it reasonably believes are (y) QIBs in transactions meeting the requirements of Rule 144A, or (z) other institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Act ("Institutional Accredited Investors"));

                    (iii) will offer and sell the Securities only (y) to persons who it reasonably believes to be QIBs or (z) to institutions which it reasonably believes are Institutional Accredited Investors that execute and deliver a letter containing certain representations and agreements in the form attached as Annex A to the Offering Memorandum;

                    (iv) is an Institutional Accredited Investor with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Securities;

                    (v) has not and will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to, the methods described in Rule 502(c) under the Act; and

                    (vi) will, during its initial distribution of the Securities, unless prohibited by applicable law, furnish to each person to whom

                                       3
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          it offers any Securities a copy of the preliminary offering memorandum
          (as defined) or inform each such person that a copy of such preliminary offering memorandum is available upon request and will, during its initial distribution of the Securities, furnish to each person to whom it sells any Securities a copy of the Offering Memorandum (as then amended or supplemented).

          3.   Agreements to Sell and Purchase.  On the basis of the
               -------------------------------
representations and warranties contained in this Agreement, and subject to the terms and conditions contained in this Agreement, the Issuers jointly and severally agree to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Issuers, Securities in the respective principal amount set forth opposite the name of such Initial Purchaser in Schedule I hereto, plus such amount as they may individually become obligated to purchase pursuant to Section 8 hereof, at a purchase price per Security equal to the percentage of the principal amount thereof set forth in the table on the cover page of the Offering Memorandum under the heading "Proceeds to the Company" (the "Purchase Price").

          The Securities will be offered and sold to you without being registered under the Act in reliance on an exemption therefrom. The Issuers have prepared a preliminary offering memorandum dated May 13, 1996 (such preliminary offering memorandum is referred to herein as the "preliminary offering memorandum"), and an offering memorandum dated May 29, 1996 (such offering memorandum, in the form first furnished to the Initial Purchasers for use in connection with the offering of the Securities, is referred to herein as the "Offering Memorandum"), setting forth information regarding the Issuers and the Securities. The Issuers hereby confirm that they have authorized the use of the preliminary offering memorandum and the Offering Memorandum in connection with the offering and resale of the Securities.

          Holders (including subsequent transferees) of the Securities will have the registration rights set forth in the Registration Rights Agreement (the "Registration Rights Agreement"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Securities constitute "Registrable Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Issuers will agree to file with the Commission under the circumstances set forth therein (i) a registration statement under the Act (the "Exchange Offer Registration Statement"), registering an issue of senior notes and related guarantees identical in all material respects to the Securities (the "Exchange Securities"), to be offered in exchange for the Securities (the "Exchange Offer"), or (ii), under certain circumstances, a registration statement pursuant to Rule 415 under the Act (the "Shelf
                                       4
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Registration Statement" and collectively, with the Exchange Offer Registration
Statement, the "Registration Statements").

          4.   Agreements of the Issuers.  Each of the Issuers, jointly and
               -------------------------
severally, agrees with each of you that:

          (a) It will advise you promptly and, if requested by you, confirm such advice in writing, of the happening of any event during the period as in your judgment you are required to deliver an Offering Memorandum in connection with sales of the Securities by you which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b) It will notify you promptly of (i) the receipt of any comments from any state securities commission or any other regulatory authority that relate to the preliminary offering memorandum or the Offering Memorandum,
     (ii) of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or any other regulatory authority. Each of the Issuers shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws, and, if at any time any state securities commission or any other regulatory authority shall issue an order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws, the Issuers shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

          (c) Promptly after the execution of this Agreement, and from time to time thereafter for such period as in your judgment the Offering Memorandum is required to be delivered in connection with sales of the Securities by you, it will furnish to you, without charge, as many copies of the Offering Memorandum (and of any amendment or supplement to the Offering Memorandum) as you may reasonably request.

          (d) If, during such period as in your judgment you are required to deliver the Offering Memorandum in connection with sales of the Securities by you, any event shall occur as result of which it becomes necessary to amend or supplement the Offering Memorandum in order to make the

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     statements therein, in light of the circumstances existing as of the date the Offering Memorandum is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum so that the statements in the Offering Memorandum, as so amended or supplemented, will not, in light of the circumstances existing as of the date the Offering Memorandum is so delivered, be misleading, or so that the Offering Memorandum will comply with applicable law, it will so amend or supplement the Offering Memorandum and will furnish to you without charge such number of copies thereof as you may reasonably request.

          (e) Whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, it will pay and be responsible for all costs, expenses, fees and taxes incurred in connection with or incident to (i) the printing, filing, processing and distribution and delivery of the Offering Memorandum, each preliminary offering memorandum and all amendments and supplements thereto, (ii) the printing, processing, execution, distribution and delivery of this Agreement, the Indenture, any memoranda describing state securities or Blue Sky laws and all other agreements, memoranda, correspondence and other documents printed, distributed and delivered in connection with the offering of the Securities, (iii) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the jurisdictions referred to in paragraph (h), below (including, in each case, the reasonable fees and disbursements of counsel relating to such registration or qualification and memoranda relating thereto and any filing fees in connection therewith), (iv) furnishing such copies of the preliminary offering memorandum and the Offering Memorandum, all amendments and supplements to any of them as may be reasonably requested by the Initial Purchasers, (v) the inclusion of the Securities on the National Association of Securities Dealers, Inc. (the "NASD"), Automatic Quotation System-PORTAL ("PORTAL") and the approval of the Securities by DTC for "book-entry" transfer, (vi) the rating of the Securities by investment rating agencies and (vii) the performance by each of the Issuers of its other obligations under this Agreement, including (without limitation) the fees of the Trustee, the cost of its personnel and other internal costs, the cost of printing and engraving the certificates representing the Securities and all expenses and taxes incident to the sale and delivery of the Securities to the Initial Purchasers.

          (f)  It will furnish to each Initial Purchaser, without charge, two
     (2) signed copies (plus one additional signed copy to your legal counsel) of the Registration Statements as first filed with the Commission and of each amendment or supplement to it, including each post effective amendment and all exhibits filed therewith.

          (g) It will not make any amendment or supplement to any preliminary offering memorandum or the Offering Memorandum, of which you shall not previously have been advised and provided a copy within two business days prior to the first use thereof (or such reasonable amount of time as is necessitated by the exigency giving rise to the need for such amendment or supplement), or to which you shall reasonably object; and it will prepare and provide you with, promptly upon your reasonable request, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with the resale of the Securities by you.

          (h) It will cooperate with you and your counsel in connection with the registration or qualification of the Securities for offer and sale to and by the Initial Purchasers under the state securities or Blue Sky laws of such jurisdictions as you may request. The Issuers will continue such qualification in effect so long as required by law for distribution of the Securities (provided, that the Issuers shall not be obligated to qualify as
                 --------
     a foreign corporation or a foreign partnership, as the case may be, in any jurisdiction in which it is not so qualified or to take any action that would subject it to taxation or to general consent to service of process in any jurisdiction in which it is not now so subject).

          (i) For so long as and at any time that it is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934 and the Commission's rules and regulations thereunder (the "Exchange Act"), the Company, upon request of any holder of the Securities, will furnish to such holder, and to any prospective purchaser or purchasers of the Securities designated by such holder, information satisfying the requirements of subsection
     (d)(4)(i) of Rule 144A under the Act; provided, however, that the Company's
                                           --------  -------
     obligations under this Section 4(i) shall terminate upon the earlier of (i) the date the Exchange Offer is concluded and the exchange of the Exchange Securities for the Securities tendered therein is consummated or (ii) the date the Shelf Registration Statement is declared effective by the Commission; provided further that, notwithstanding the foregoing proviso,
                 -------- -------
     the Company shall be obligated to deliver, upon request, any information required by Rule 144A(d)(4) under the Act to prospective purchasers of the Securities during any period during which, pursuant to the Registration Rights Agreement, the Shelf Registration Statement is required to be effective, but such effectiveness has been suspended or revoked for any reason

          (j) It will, so long as any of the Securities are outstanding, deliver to the Initial Purchasers, without charge, a copy of each report or such other publicly available information furnished to holders of the Securities, or filed with the Commission, whether or not required by law or pursuant to the Indenture, and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request, at the same time as such reports or other information are furnished to such holders.

          (k) It will not voluntarily claim, and will actively resist any attempts to claim, the benefit of any usury laws against the holders of the Securities.

          (l) It will use the proceeds from the sale of the Securities in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

          (m) It will cooperate with you to cause the Securities to be designated as eligible for trading through PORTAL in accordance with the rules and regulations of the NASD.

          (n) It will not, and will ensure that no affiliate (as such term is defined in the Commission's Rule 501(b) under the Act) of the Company will offer, sell or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) which could be integrated with the offer and sale of the Securities in a manner that would require the registration of the Securities under the Act.

          (o) Except in connection with the Exchange Offer or the filing of the Shelf Registration Statement, as the case may be, it will not, and will not authorize or knowingly permit any person acting on its behalf to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (as such terms are used in Regulation D under the Act), or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

          (p) It will cause each Security to bear the following legend until such legend shall no longer be necessary or advisable because the Securities are no longer subject to the restrictions on transfer described therein:

          "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSAC-

          TION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY APPLICABLE EXEMPTION THEREFROM.

          EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
          SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT,
          (c) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (d) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS) (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN

          ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNTIED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

          (q) It will use its best efforts to do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

          5.   Representations and Warranties.  Each of the Issuers jointly and
               ------------------------------
severally, represents and warrants to each of you that:

          (a) Each of the preliminary offering memorandum and the Offering Memorandum, as of its date, contains all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided pursuant to Rule 144A(d)(4) under the Act. The Offering Memorandum does not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the preliminary offering memorandum or the Offering Memorandum (or any supplement or amendment to them), made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Issuers in writing by or on behalf of the Initial Purchasers expressly for use therein. Each of the Issuers acknowledges for all purposes under this Agreement (including this paragraph and Section 6 hereof) that the statements set forth in the third paragraph (first four sentences), fourth paragraph (second sentence), under the caption "Plan of Distribution" and in the last paragraph of the cover page in any preliminary offering memorandum and in the Offering Memorandum constitute the only written information furnished to the Issuers by or on behalf of the Initial Purchasers expressly for use in the Offering Memorandum (or any amendment or supplement to any of them), and that the Initial Purchasers shall not be deemed to have provided any information (and therefore are not responsible for any statements or omissions), pertaining to any arrangement or agreement with respect to any party other than the Initial Purchasers. On the date hereof, at the date of the

     Offering Memorandum, and any amendment or supplement thereto (if different), and at the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated pursuant thereto (collectively, the "TIA"), which would be applicable to an Indenture qualified under the TIA. No contract or document of a character required to be described in the Offering Memorandum, were the Offering Memorandum to be the form of prospectus contained in a registration statement under the Act on Form S-1, has not been described as so required.

          (b) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental body, agency or official which prevents the issuance of the Securities, suspends the effectiveness of the Offering Memorandum, prevents or suspends the use of any preliminary offering memorandum or suspends the sale of the Securities in any jurisdiction referred to in Section 4(h) hereof; no injunction, restraining order or order of any nature by any Federal or state court of competent jurisdiction has been issued with respect to the Issuers which would prevent or suspend the issuance or sale of the Securities, the effectiveness of the Offering Memorandum, or the use of any preliminary offering memorandum or the Offering Memorandum in any jurisdiction referred to in Section 4(h) hereof; no action, suit or proceeding before any court or arbitrator or any governmental body, agency or official, domestic or foreign, is pending against or, to the best knowledge of the Issuers, could reasonably be expected to be threatened against the Issuers which, if adversely determined, could materially interfere with or adversely affect the issuance of the Securities or in any manner draw into question the validity of the New Credit Facility or the Registration Rights Agreement, this Agreement, the Indenture or the Securities; and the Issuers have complied, in all material respects, with every request of the Commission, or any securities authority or agency of any jurisdiction for additional information (to be included in the Offering Memorandum or otherwise).

          (c) The Indenture has been duly authorized by each of the Issuers and, when duly executed and delivered by each of the Issuers in accordance with its terms, will be a legal, valid and binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, except as rights of indemnity or contribution, or both, may be limited by state and Federal laws and except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that a waiver of rights or defenses under any usury laws may be unenforceable.

          (d) The Notes have been duly authorized by the Company and, on the Closing Date, will have been duly executed by the Company and will, when issued, executed, authenticated and delivered in accordance with the Indenture and paid for in accordance with the terms of this Agreement, constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as rights of indemnity or contribution, or both, may be limited by state and Federal laws and except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and except to the extent that a waiver of rights or defenses under any usury laws may be unenforceable. The Notes will be entitled to the benefits of the Indenture and will conform in all material respects to the descriptions thereof in the Offering Memorandum.

          (e) The Guarantees have been duly authorized by each of the Guarantors and, on the Closing Date, will have been duly executed by each of the Guarantors and will, when issued, executed and delivered in accordance with the Indenture, constitute legal, valid and binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, except as rights of indemnity or contribution, or both, may be limited by state and Federal laws and except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and except to the extent that a waiver of rights or defenses under any usury laws may be unenforceable. The Guarantees will be entitled to the benefits of the Indenture and will conform in all material respects to the descriptions thereof in the Offering Memorandum.

          (f) This Agreement has been duly authorized and validly executed and delivered by each of the Issuers and constitutes a valid and legally binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms (assuming due execution and delivery by you of this Agreement), except as rights of indemnity or contribution, or both, may be limited by state and Federal laws and except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that a waiver of rights or defenses under any usury laws may be unenforceable.

          (g) The execution and delivery of this Agreement, the Indenture and the Securities by the Issuers, the issuance and sale of the Securities, the performance of this Agreement and the Indenture and the consummation of the transactions contemplated by this Agreement and the Indenture will not conflict with or result in a breach or violation of (A) any of the respective charters, bylaws or partnership agreement, as the case may be, of each of the Issuers or (B) any of the terms or provisions of, or constitute a default or cause an acceleration of any obligation under or result in the imposition or creation of (or the obligation to create or impose) any security interest, mortgage, pledge, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien"), with respect to, any obligation, bond, agreement, note, debenture, or other evidence of indebtedness, or any indenture, mortgage, deed of trust or other agreement, lease or instrument to which the Issuers are a party or by which it or any of them is bound, or to which any properties of the Issuers is or may be subject, or (C) contravene any order of any court or governmental agency, body or official having jurisdiction over the Issuers or any of their properties, or violate or conflict with any statute, rule or regulation or administrative regulation or decree or court decree applicable to the Issuers, or any of their respective assets or properties except in the case of (B) or (C) above, where such conflict, breach, violation, acceleration or default could not reasonably be expected to result in a Material Adverse Effect (as hereinafter defined).

          (h) The New Credit Facility and the Registration Rights Agreement have each been duly and validly authorized by each of the Issuers, as applicable, and on the Closing Date will have been duly executed and delivered by each of the Issuers, as applicable, and when duly executed and delivered by each of the other parties thereto in accordance with its terms, will be a legal, valid and binding agreement of each of the Issuers, as applicable, in accordance with its terms, except as rights of indemnity or contribution, or both, may be limited by state and Federal laws and except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that any waiver of rights or defenses under any usury laws may be unenforceable. The New Credit Facility and the Registration Rights Agreement conform in all material respects with the descriptions thereof in the Offering Memorandum.

          (i) No authorization, approval or consent or order of, or filing with, any court or governmental body, agency or official is necessary in connection with the transactions contemplated by this Agreement, the New Credit Facility and the Registration Rights Agreement, except such as may be required by the NASD or have been obtained and made under the Act, the TIA or state securities or Blue Sky laws or regulations. None of the Issuers nor any of their affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

          (j) Each of the Issuers has been duly organized, is validly existing as a corporation or a general partnership, as the case may be, under the laws of its jurisdiction of incorporation or organization, as the case may be, and has the requisite power and authority to carry on its business as it is currently being conducted or as described in the Offering Memorandum as proposed to be conducted, and to own, lease and operate its properties, as applicable, to authorize the offering of the Securities, to execute, deliver and perform this Agreement, the New Credit Facility and the Registration Rights Agreement and to issue, sell and deliver the Securities, and each of the Issuers is duly qualified and is in good standing as a foreign corporation or a foreign general partnership, as the case may be, authorized to do business in each jurisdiction where the operation, ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a material adverse effect, whether singly or in the aggregate, on the properties, business, results of operations, affairs, condition (financial or otherwise), or prospects of the Issuers taken as a whole (a "Material Adverse Effect");

          (k) The consolidated capitalization of the Issuers is as set forth in the Offering Memorandum, under the caption "Capitalization" in the column "Actual" and, after consummation of the Offering, will be as set forth in the column "As Adjusted."

          (l) All of the issued and outstanding shares of capital stock of, or other ownership interests in, each Guarantor have been duly authorized and validly issued, and all, except for the minority interests disclosed in the Offering Memorandum under the caption "Business-Organizational Structure," of the shares of capital stock of or other ownership interests in each Guarantor are owned directly or indirectly by the Company. All such shares of capital stock or other ownership interests are fully paid and nonassessable, and are owned free and clear of any Lien except Liens that arise under the New Credit Facility. There are no outstanding subscriptions, rights, warrants, options, calls, convertible or exchangeable securities, commitments of sale, or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any Guarantor (except for the minority interests disclosed in the Offering Memorandum under the caption "Business-Organizational Structure").

          (m) None of the Issuers are (A) in violation of its respective charter or bylaws or (B) in default in the performance of any obligation, bond, agreement, debenture, note or any other evidence of indebtedness, or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which the Issuers is a party or by which any of them is bound, or to which any of the property or assets of the Issuers is subject, except in the case of (B) as could not reasonably be excepted to have a Material Adverse Effect.

          (n) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, pending against or affecting the Issuers or any of their respective assets or properties, which is required to be disclosed in the Offering Memorandum (except as disclosed therein), or which could have a Material Adverse Effect, or which might materially and adversely affect the performance by any of the Issuers of its obligations pursuant to this Agreement or the transactions contemplated hereby or thereby and, to the best knowledge of the Issuers, no such action, suit or proceeding is contemplated or threatened.

          (o) (i) The Issuers are not in violation of any Federal, state or local laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of toxic or hazardous substances, materials or wastes, or petroleum and petroleum products ("Materials of Environmental Concern"), or otherwise relating to the protection of human health and safety, or the use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with, or lack of, any permits or other governmental authorizations, except to the extent that any such violation could not reasonably be expected to have a Material Adverse Effect or otherwise require disclosure in the Offering Memorandum; and (ii) (A) the Issuers have not received any communication (written or oral), whether from a governmental authority or otherwise, alleging any such violation or noncompliance, and, to the best knowledge of the Issuers, there are no circumstances, either past, present or that are reasonably foreseeable, that may lead to such violation in the future, (B) there is no pending or, to the best knowledge of the Issuers, threatened claim, action, investigation or notice (written or oral) by any person or entity alleging potential liability for investigatory, cleanup, or governmental responses costs, or natural resources or property damages, or personal injuries, attorney's fees or penalties relating to (x) the presence, or release into the environment, of any Material of Environmental Concern at any location owned or operated by the Issuers now or in the past, or (y) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law (collectively, "Environmental Claims"), and (C) to the best knowledge of the Issuers, there are no past or present actions, activities, circumstances, conditions, events or incidents that could form the basis of any Environmental Claim against the Issuers or against any person or entity whose liability for any Environmental Claim the Issuers had retained or assumed either contractually or by operation of law, that in the case of either (A), (B) or (C) of this subparagraph (ii), could reasonably be expected to have a Material Adverse Effect or otherwise require disclosure in the Offering Memorandum. In the ordinary course of its business, the Issuers have conducted "Phase I assessments", which generally consist of an investigation of environmental conditions at the subject property (not including soil or groundwater sampling or analysis), as well as a review of available information regarding the site and conditions at other sites in the vicinity. Based upon these Phase I assessments, the Issuers have conducted additional investigations, as recommended, regarding environmental conditions at the properties; on the basis of such investigations, the Issuers have reasonably concluded that the costs and liabilities identified as a result of any such investigations could not reasonably be expected to have a Material Adverse Effect.

          (p) The Issuers are not in violation of any Federal, state or local law relating to discrimination in the hiring, promotion or pay of employees nor any applicable wage or hour laws, except as could not reasonably be expected to have a Material Adverse Effect. There is (A) no significant unfair labor practice complaint pending against the Issuers or, to the best knowledge of the Issuers, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no material grievance or material arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Issuers or, to the best knowledge of the Issuers, threatened against any of them, and (B) no labor dispute in which the Issuers are involved nor, to the best knowledge of the Issuers, is any labor dispute imminent, other than routine disciplinary and grievance matters. The Issuers are in compliance with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder, except for such non-compliance as could not reasonably be expected to result in a Material Adverse Effect.

          (q) Except as could not reasonably be expected to have a Material Adverse Effect, each of the Issuers has good and marketable title, free and clear of all Liens (except for Permitted Liens (as defined in the Indenture)), to all property and assets described in the Offering Memorandum as being owned by it and such properties and assets are in the condition and suitable for use as so described. All leases to which any of the Issuers is a party are valid and binding and no default has occurred and is continuing thereunder (in the case of defaults by persons other than the Issuers, to the best knowledge of the Issuers), which could result in a Material Adverse Effect, and the Issuers enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not interfere with the use made or proposed to be made by the Issuers.

          (r) The Issuers maintain insurance at least in such amounts and covering at least such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

          (s) Ernst & Young LLP, the firm of accountants that has certified or shall certify the applicable consolidated financial statements of the Company and subsidiaries and the other financial statements included or to be included as part of the Offering Memorandum, are independent public accountants with respect to the Issuers, as would be required under the Act. The consolidated financial statements and the other financial statements, together with related schedules and notes, set forth in the Offering Memorandum, comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act and fairly present the consolidated financial position of the Company and the financial position of its subsidiaries at the respective dates indicated and the results of their operations and their cash flows, as applicable, for the respective periods indicated, and were prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"), consistently applied throughout such periods subject in the case of interim statements to normal recurring adjustments. The consolidated historical ratios of earnings to fixed charges of the Company and the consolidated pro forma ratios of earnings to
                                                 --- -----
     fixed charges of the Company included in the Offering Memorandum under the caption "Selected Consolidated Financial Information" have been calculated in compliance with Item 503(d) of the Commission's Regulation S-K. The other financial and statistical information and data included in the Offering Memorandum, historical and pro forma, are accurately presented and
                                         --- -----
     prepared on a basis consistent with the financial statements and the books and records of the Issuers.

          (t) Subsequent to the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date, except as set forth in the Offering Memorandum, neither the Company nor any of the Guarantors has incurred any liabilities or obligations, direct or contingent, which are material to the Company and the Guarantors, taken as a whole, nor entered into any transaction not in the ordinary course of business and there has not been, singly or in the aggregate, any material adverse change, or any development which could reasonably be expected to involve a material adverse change, in the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and the Guarantors, taken as a whole (a "Material Adverse Change").

          (u) The Company and each of the Guarantors have filed (or have had filed on their behalf) all material tax returns required to be filed by any of them prior to the date hereof under applicable law, other than those filings being contested in good faith. All such tax returns and amendments thereto are true, correct and complete in all material respects. The Company and each of the Guarantors have paid (or have had paid on their behalf) all material taxes, including all Federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto, other than those taxes being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. To the best of the Company's and each of the Guarantors' knowledge, there are no tax items of a material nature that are currently under examination by the Internal Revenue Service or any other domestic or foreign governmental authority responsible for the administration of any such taxes.

          (v) (i) Each of the Issuers has all certificates, consents, exemptions, orders, permits, licenses, authorizations, or other approvals or rights (each, an "Authorization"), of and from, and has made all declarations and filings with, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary or required to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Offering Memorandum, except to the extent that the failure to obtain or file could not reasonably be expected to have a Material Adverse Effect, (ii) all such Authorizations are valid and in full force and effect, except as could not reasonably be expected to have a Material Adverse Effect, (iii) the Issuers are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto and (iv) the Issuers have received no notice of proceedings relating to the revocation or modification of any such Authorization. The Issuers possess the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Intellectual Property"), presently employed by them in connection with the businesses now operated by them, and the Issuers have not received any notice of infringement of or conflict with asserted rights of others with respect to the foregoing except as could not reasonably be expected to have a Material Adverse Effect. The use of such Intellectual Property in connection with the business and operations of the Issuers does not infringe on the rights of any person.

          (w) The Issuers maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (x) Neither the Issuers nor any agent acting on their behalf has taken or will take any action that is reasonably likely to cause the issuance or sale of the Securities to violate Regulation G, T, U, or X of the Board of Governors of the Federal Reserve System, in each case as in effect on the Closing Date.

          (y) None of the Issuers is (i) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (z) No holder of any security of any Issuer has any right to require registration of any security of any Issuer except for the rights under the Registration Rights Agreement. No holder of any security of any Issuer has or will have any right to require registration of such security by virtue of the transactions contemplated by this Agreement.

          (aa) Except as disclosed in the Offering Memorandum, there are no business relationships or related party transactions which would be required to be disclosed therein by Item 404 of Regulation S-K of the Commission if the Offering Memorandum were a prospectus contained in a registration statement on Form S-1 filed under the Act.

          (bb) On the Closing Date, the Securities will have been approved for inclusion on the PORTAL system, subject to official notice of issuance.

          (cc) Neither the Company nor any affiliate (as such term is defined in Rule 501(b) under the Act) of the Company has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Act) which is or will be integrated with the sale of the Securities in a manner that would require registration of the offering and sale of the Securities under the Act.

          (dd) None of the Issuers and any officer, director or other person (other than you, as to whom the Issuers make no representation), acting on their behalf has engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

          (ee) Assuming the accuracy of your representations contained in
     Section 3 hereof and your compliance with your agreements therein set forth;

     it is not necessary, in connection with the sale and delivery of the Securities to you and the offer and resale of the Securities by you, in each case in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Act or to qualify the Indenture under the TIA.

          (ff) The Company has delivered to the Initial Purchasers a true and correct copy of the New Credit Facility in the form substantially as it will be executed and delivered on the Closing Date, together with all related agreements and all schedules and exhibits thereto, and there have been no amendments, alterations, modifications or waivers of any of the provisions of the New Credit Facility from the form which has been delivered to the Initial Purchasers; there exists as of the date hereof (after giving effect to the transactions contemplated by the New Credit Facility), no event or condition which would constitute a default or an event of default (in each case as defined in the New Credit Facility), under the New Credit Facility which would result in a Material Adverse Effect or materially adversely effect the ability of the Issuers to consummate the transactions contemplated by this Agreement.

          (gg) Each certificate signed by any officer of any of the Issuers and delivered to the Initial Purchasers or counsel for the Initial Purchasers in connection with the transactions contemplated by this Agreement shall be deemed to be a representation and warranty by the Issuers to each Initial Purchaser as to the matters covered thereby.

          (hh) At the Closing Date after giving effect to the transactions contemplated hereby, (a) each of the Company's and the Guarantors' assets will exceed its respective liabilities and (b) each of the Company and the Guarantors will be solvent, will be able to pay its respective debts as they mature, will own property with fair saleable value greater than the amount required to pay its respective debts as they come due and will have capital sufficient to carry on its business as then constituted.

          (ii) CEL Golf Group, Inc., a Georgia corporation and wholly owned subsidiary of the Company does not currently have, and has not engaged in, any business.

          6.   Indemnification.
               ---------------

               (a) The Issuers, jointly and severally, agree to indemnify and hold harmless (i) each of the Initial Purchasers and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), any of the Initial Purchasers (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the respective officers, directors, partners, employees, representatives and agents of any of the Initial Purchasers or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person"), to the fullest extent lawful, from and against any and all losses, claims, damages, judgments, actions, expenses and other liabilities (collectively, "Liabilities"), including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person, directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (including any amendment or supplement thereto), or any preliminary offering memorandum, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made), not misleading, except insofar as such Liabilities are caused by an untrue statement or omission or alleged untrue statement or omission that is (x) made in reliance upon and in conformity with information relating to either of the Initial Purchasers furnished in writing to the Company by or on behalf of such Initial Purchaser expressly for use in any preliminary offering memorandum or the Offering Memorandum (or any amendment or supplement thereto), or (y) with respect to the Initial Purchaser from whom the person asserting the Liabilities purchased Securities, made in any preliminary offering memorandum if a copy of the Offering Memorandum (as amended or supplemented, if the Company shall have furnished the Initial Purchasers with such amendments or supplements thereto on a timely basis), was not delivered by or on behalf of such Initial Purchaser to the person asserting the Liabilities, if required by law to have been so delivered by the Initial Purchaser seeking indemnification, at or prior to the written confirmation of the sale of the Securities, and it shall be finally determined by a court of competent jurisdiction, in a judgment not subject to appeal or review, that the Offering Memorandum (as so amended or supplemented), would have completely corrected such untrue statement or omission. The Issuers shall notify you promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation), or litigation in connection with the matters addressed by this Agreement which involves the Issuers or an Indemnified Person.

          (b) In case any action or proceeding (for all purposes of this Section 6, including any governmental investigation), shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against any Issuer, such Indemnified Person shall promptly notify the Company in writing; provided, that the failure to give such notice
                             --------
     shall not relieve the Issuers of their obligations pursuant to this Agreement. Upon receiving such notice, the Issuers shall assume, at its sole expense, the defense thereof, with counsel reasonably satisfactory to such Indemnified Person and, after written notice from the Issuers to such Indemnified Person of its election so to assume the defense thereof made within five business days after receipt of the notice from the Indemnified Person of such action or proceeding. The Issuers shall not be liable to such Indemnified Person hereunder for legal expenses of other counsel subsequently incurred by such Indemnified Person in connection with the defense thereof, other than costs of investigation, unless (i) the Issuers agree in writing to pay such fees and expenses, or (ii) the Issuers fail promptly to assume such defense or fails to employ counsel reasonably satisfactory to such Indemnified Person or (iii) the named parties to any such action or proceeding (including any impleaded parties), include both such Indemnified Person and any of the Issuers or an affiliate of the Issuers, and either (x) such Indemnified Person shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Person that are different from or additional to those available to one or more of the Issuers or such affiliate or (y) a conflict may exist between such Indemnified Person and any of the Issuers or such affiliate. In the event of any of clause (i), (ii) and (iii) of the immediately preceding sentence, if such Indemnified Person notifies the Company in writing, the Issuers shall not have the right to assume the defense thereof and such Indemnified Person shall have the right to employ its own counsel in any such action and the reasonable fees and expenses of such counsel shall be paid, as incurred, by the Issuers, regardless of whether it is ultimately determined that an Indemnified Person is not entitled to indemnification hereunder, it being understood, however, that the Issuers shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Persons. Each of the Issuers agrees to be liable for any settlement of such action or proceeding effected with the Company's prior written consent, which consent will not be unreasonably withheld, and the Issuers agree to indemnify and hold harmless any Indemnified Person from and against any Liabilities by reason of any settlement of any action effected with the written consent of the Company.

     Each of the Issuers agrees to be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than ten business days after receipt by the Issuers of the aforesaid request for payment in respect of an indemnification obligation pursuant hereto and (ii) the Indemnified Person shall not have been reimbursed in accordance with such request prior to the date of such settlement. None of the Issuers shall, without the prior written consent of each Indemnified Person, settle or compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought pursuant hereto (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all liability arising out of such action, claim, litigation or proceeding.

          (c) Each of the Initial Purchasers agrees, severally and not jointly, to indemnify and hold harmless the Issuers and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange
     Act) the Issuers, and the officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Issuers to each of the Indemnified Persons, but only with respect to claims and actions based on information relating to such Initial Purchaser and conforming to information furnished in writing by or on behalf of such Initial Purchaser expressly for use in the Offering Memorandum or any preliminary offering memorandum, as applicable. In case any action or proceeding (including any governmental investigation), shall be brought or asserted against the Issuers, any of their directors, any such officer, or any such controlling person based on the Offering Memorandum or any preliminary offering memorandum in respect of which indemnity is sought against any Initial Purchaser pursuant to the foregoing sentence, the Initial Purchaser shall have the rights and duties given to the Issuers (except that if the Issuers shall have assumed the defense thereof, such Initial Purchaser shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Initial Purchaser), and the Issuers, their directors, any such officers and each such controlling person shall have the rights and duties given to the Indemnified Person by Section 7(b) above.

          (d) If the indemnification provided for in this Section 6 is finally determined by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any Liabilities referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers, on the one hand, and such Initial Purchaser, on the other hand, from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the indemnifying parties and the indemnified party, as well as any other relevant equitable considerations. The relative benefits received by the Issuers, on the one hand, and any of the Initial Purchasers (and its related Indemnified Persons), on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Securities (net of discounts and commissions but before deducting expenses), received by the Issuers bears to the total discounts and commissions received by such Initial Purchaser, in each case as set forth in the Offering Memorandum. The relative fault of the Issuers, on the one hand, and such Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Issuers, on the one hand, or by such Initial Purchaser, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity and contribution obligations of the Issuers set forth herein shall be in addition to any liability or obligation the Issuers may otherwise have to any Indemnified Person.

          The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one
        --- ----
     entity for such purpose), or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of any Liabilities, referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
     Section 6, none of the Initial Purchasers (and their related Indemnified Persons) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discounts and commissions applicable to the Securities purchased by such Initial Purchaser exceeds the amount of any damages and related expenses which such Initial Purchaser (and its related Indemnified Persons), has otherwise been required to pay or incur by reason of such untrue or alleged untrue statement or omission or alleged omission. The Initial Purchasers' obligations to contribute pursuant to this Section 6(d) are several in proportion to the respective aggregate principal amount of Securities purchased by each of the Initial Purchasers hereunder and not joint.

          7.   Conditions to Initial Purchasers' Obligations.  The respective
               ---------------------------------------------
obligations of the several Initial Purchasers to purchase any Securities under this Agreement are subject to the satisfaction of each of the following conditions on the Closing Date:

          (a) All the representations and warranties of the Issuers contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date. The Issuers shall have performed or complied with all of their obligations and agreements herein contained and required to be performed or complied with by them at or prior to the Closing Date.

          (b) At the Closing Date, no stop order suspending the sale of the Securities in the United States or any jurisdiction referred to in Section 4(h) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

          (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency, body or official which would, as of the Closing Date, prevent the issuance of the Securities; and no injunction, restraining order or order of any nature by any Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Securities. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any downgrading or indication that such securities have been placed on any "watch list" for possible downgrading, nor shall any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Issuers' securities by any nationally recognized statistical rating organization, as such term is defined for purposes of Rule 436(g)(2) of the Act.

          (d) (i) Since the earlier of the date hereof or the dates of which information is given in the Offering Memorandum, there shall not have been any material adverse change, (ii) since the date of the latest balance sheet included in the Offering Memorandum, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the capital stock or debt, of the Issuers and (iii) the Issuers shall have no liability or obligation, direct or contingent, that is material to the Issuers, taken as a whole, and which is not disclosed in the Offering Memorandum.

          (e) You shall have received a certificate of the Company, dated the Closing Date, executed on behalf of the Company and the Guarantors, by the chief executive officer and the principal financial officer of the Company confirming, as of the Closing Date, the matters set forth in paragraphs
     (a), (b), (c) and (d) of this Section 7.

          (f)  On the Closing Date, you shall have received:

          (1) an opinion (satisfactory to you and your counsel), dated the Closing Date, of Latham & Watkins, special counsel for the Issuers, to the effect that:

               (i)    the Company and each of the following Guarantors:
                      Escondido Consulting, Inc., a California corporation, Carmel Mountain Ranch Golf Club, Inc., a California corporation, OVLC Management Corporation, a California corporation, OVLC Financial Corporation, a California corporation, Ocean Vista Land Company, a California corporation, Golf Course Inns of America, Inc., a California corporation, C-RHK, Inc., a California corporation and Whispering Palms Country Club Joint Venture, a California general partnership, (collectively, the "California Guarantors"), has the requisite corporate or partnership power, as the case may be, and authority to execute, deliver and perform its obligations under this Agreement; this Agreement has been duly authorized by all necessary corporate or partnership action, as the case may be, executed and delivered by the Company and each of the California Guarantors;

               (ii) the Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Notes, the Indenture and the Registration Rights Agreement and to authorize, issue, sell and deliver the Notes; each of the Notes and the Indenture have been duly authorized by all necessary corporate action, executed and delivered by the Company;

               (iii) each of the California Guarantors has the requisite corporate or partnership power, as the case may be, to execute, deliver, and perform its obligations under its respective Guarantees, the Indenture and the Registration Rights Agreement, and to authorize, issue and deliver the Guarantees; each of the Guarantees, the Indenture and the Registration Rights Agreement have been duly authorized by all necessary corporate or partnership action, as the case may be, executed and delivered by each of the California Guarantors;

               (iv) when issued, executed and authenticated and delivered in accordance with the provisions of the Indenture and paid for by you in accordance with the terms of this Agreement, the Notes will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except as rights of indemnity or contribution, or both, may be limited by laws or court decisions and except as such enforceability may be limited by the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors and to general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) and the discretion of the court before which any proceeding therefor may be brought, and except to the extent that a waiver of rights or defenses under any usury laws may be unenforceable;

               (v) when executed in accordance with the provisions of the Indenture and delivered to you in accordance with the terms of this Agreement, the Guarantees, assuming due authorization, execution and delivery thereof by the Non-California Guarantors (as hereinafter defined) will constitute legal, valid and binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their respective terms and entitled to the benefits of the Indenture, except as rights of indemnity or contribution, or both, may be limited by laws or court decisions and except as such enforceability may be limited by the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors and to general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) and the discretion of the court before which any proceeding therefor may be brought, and except to the extent that a waiver of rights or defenses under any usury laws may be unenforceable;

               (vi) the Indenture, assuming due authorization, execution and delivery thereof by the Trustee and the Non-California Guarantors, will be a legal, valid and binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, except as rights of indemnity or contribution, or both, may be limited by laws or court decisions and except as such enforceability may be limited by the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors and to general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) and the discretion of the court before which any proceeding therefor may be brought, and except to the extent that a waiver of rights or defenses under any usury laws may be unenforceable;

               (vii) the Company and each of the California Guarantors is a duly incorporated, or in the case of a partnership, formed, and a validly existing corporation or general partnership, as the case may be, and with respect to each corporate California Guarantor, in good standing under the laws of its jurisdiction of organization, has the requisite corporate or partnership power and authority, as the case may be, to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum; based solely on certificates from public officials, such counsel shall confirm that the Company is qualified as a foreign corporation and is in good standing in the State of California;

               (viii) neither the Company nor any of its subsidiaries is (a) an
                      "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended;

               (ix) no authorization, approval, consent or order of, or filing with, any court or governmental body or agency is required for the consummation by the Issuers of the transactions contemplated by this Agreement and the Registration Rights Agreement, except that such counsel need express no opinion with respect to state securities or Blue Sky laws or regulations;

               (x) the execution and delivery of this Agreement, the Indenture and the Registration Rights Agreement, the issuance and sale of the Securities, the performance of its obligations under this Agreement, the Securities, the Indenture and the Registration Rights Agreement and the consummation of the transactions contemplated by this Agreement, the Indenture and the Registration Rights Agreement will not conflict with or result in a breach or violation of any of the respective charters, bylaws or partnership agreements of the Company or any of the California Guarantors or the terms or provi-sions of, or constitute a default under, any statute, rule or regulation or any agreement or instrument (identified to such counsel in writing by the Company as material to the Company and its subsidiaries, taken as a whole), any order of any court or governmental agency, body or official having jurisdiction over the Company or any of the Guarantors or any of their properties (identified to such counsel in writing by the Company as material to the Company and its subsidiaries, taken as a whole);

               (xi) the Registration Rights Agreement (A) has been duly and validly authorized by each of the Company and the California Guarantors, as applicable, and on the Closing Date will have been duly executed and delivered by each of the Company and the California Guarantors, as applicable, in accordance with its terms, and (B) assuming due authorization, execution and delivery thereof by the Non-California Guarantors, will be a legal, valid and binding agreement of each of the Issuers, as applicable, enforceable against each of the Issuers, as applicable, in accordance with its terms, except as rights of indemnity or contribution, or both, may be limited by laws or court decisions and except as such enforceability may be limited by the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors and to general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) and the discretion of the court before which any proceeding therefor may be brought, and except to the extent that a waiver of rights or defenses under any usury laws may be unenforceable. The Registration Rights Agreement conforms in all material respects with the descriptions thereof in the Offering Memorandum;

               (xii) all of the issued and outstanding shares of capital stock of, or other ownership interests in each California Guarantor have been duly and validly authorized and issued, and based solely on such counsel's review of the relevant stock records and the recitations as to such matters in the resolutions authorizing the issuance thereof, the shares of capital stock of, or other ownership interests in, each California Guarantor are owned of record, directly or through subsidiaries, by the Com-pany, except for the minority interests disclosed in the Offering Memorandum under the caption "Business-Organizational Structure," and are fully paid and non-assessable, and; to the best of such counsel's knowledge, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities or commitments for sale, or liens related to or entitling any person to purchase or otherwise acquire any shares of capital stock or any other equity interest in each California Guarantor;

               (xiii) all of the outstanding shares of capital stock of the
                      Company have been duly and validly authorized and issued and are fully paid and non-assessable; and based solely on such counsel's review of the relevant stock records and the recitations as to such matters in the resolutions authorizing the issuance thereof, all of the outstanding shares of capital stock in the Company are owned of record by Holdings and; to the best of such counsel's knowledge, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities or commitments for sale, or liens related to or entitling any person to purchase or otherwise acquire any shares of capital stock or any other equity interest in the Company;

               (xiv) the Securities conform in all material respects to the description thereof in the Offering Memorandum under the caption "Description of Senior Notes"; and

               (xv) assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 2(b) of this Purchase Agreement and of the Issuers in Section 5(ad) of this Purchase Agreement, the issuance and sale of the Securities to the Initial Purchasers and the offering, resale and delivery of the Securities by the Initial Purchasers, in each case, in the manner disclosed in the Offering Memorandum, are exempt from the registration requirements of Section 5 of the Act and it is not necessary to qualify the Indenture under the TIA.

          In giving their opinion required by subsection (f)(1) of this Section 7, such counsel (i) may state that such opinions are limited to matters governed by the Federal laws of the United States of America, the laws of the States of New York and California, and the General Corporation Law of the State of Delaware, and (ii) shall state that such counsel has participated in conferences with officers and other representatives of the Issuers, representatives of the independent public accountants for the Issuers, your representatives and your counsel in connection with the preparation of the Offering Memorandum and such counsel shall advise you that, on the basis of the foregoing, although such counsel has not independently verified the accuracy, completeness or fairness of such statements (except as indicated above) and relying to a large extent as to materiality on management of the Company, no facts came to such counsel's attention that caused such counsel to believe that the Offering Memorandum (as amended or supplemented), as of its date and as of the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may further state that it assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial, statistical, numerical and accounting data included in or omitted from the Offering Memorandum.

               (2) an opinion (satisfactory to you and your counsel), dated the Closing Date, of Quarles & Brady, special Arizona counsel for the Company, to the effect that:

               (i) Bellows Golf Group, Inc., (the "Arizona Guarantor"), has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement; this Agreement has been duly authorized by all necessary corporate action, executed and delivered by the Arizona Guarantor;

               (ii) the Arizona Guarantor has the requisite corporate power to execute, deliver, and perform its obligations under its Guarantees, the Indenture and the Registration Rights Agreement, and to authorize, issue and deliver its Guarantees; each of its Guarantees and the Indenture have been duly authorized by all necessary corporate action executed and delivered by the Arizona Guarantor;

               (iii) the Arizona Guarantor is a duly incorporated and validly existing corporation, in good standing under the laws of the State of Arizona, has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum;

               (iv) the execution and delivery of this Agreement, the Indenture and the Registration Rights Agreement to the issuance and sale of its Guarantees, the performance of its obligations under this Agreement, the Guarantees, the Indenture and the Registration Rights Agreement and the consummation of the transactions contemplated by this Agreement, the Indenture and the Registration Rights Agreement will not conflict with or result in a breach or violation of the charter or bylaws of the Arizona Guarantor;

               (v) all of the issued and outstanding shares of capital stock of, or other ownership interests in, the Arizona Guarantor have been duly and validly authorized and issued, and based solely on such counsel's review of the relevant stock records and the recitations as to such matters in the resolutions authorizing the issuance thereof, the shares of capital stock of, or other ownership interests in, the Arizona Guarantor are owned of record, directly or through subsidiaries, by the Company, and are fully paid and non-assessable, and; to the best of such counsel's knowledge, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities or commitments for sale, or liens related to or entitling any person to purchase or otherwise acquire any shares of capital stock or any other equity interest in the Arizona Guarantor.

          In giving their opinion required by subsection (f)(2) of this Section 7, such counsel may state that such opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of Arizona.

     (3) an opinion (satisfactory to you and your counsel), dated the Closing Date, of Page & Addison, special Texas counsel for the company, to the effect that:

               (i) Each of Cobblestone Texas, Inc., a Texas corporation, Pecan Grove Golf Club, Inc., a Texas corporation, CSR Golf Group, Inc., a Texas corporation, Lakeway Golf Clubs, Inc., a Texas corporation, Woodcrest Golf Club, Inc., a Texas corporation, Liquor Club at Pecan Grove, Inc., a Texas corporation and TGFC, Inc., a Texas corporation, (collectively, the "Texas Guarantors") has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement; this Agreement has been duly authorized by all necessary corporate action, executed and delivered by the Texas Guarantors;

               (ii) each of the Texas Guarantors has the requisite corporate power to execute, deliver, and perform its obligations under their respective Guarantees, the Indenture and the Registration Rights Agreement, and to authorize, issue and deliver their respective Guarantees; each of their respective Guarantees and the Indenture have been duly authorized by all necessary corporate action, executed and delivered by each of the Texas Guarantors;

               (iii) each of the Texas Guarantors is a duly incorporated and validly existing corporation, in good standing under the laws of its jurisdiction of organization, has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum;

               (iv) the execution and delivery of this Agreement, the Indenture, and the Registration Rights Agreement, the issuance and sale of their respective Guarantees, the performance of their obligations under this Agreement, their respective Guarantees, the Indenture and the Registration Rights Agreement and the consummation of the transactions contemplated by this Agreement, the Indenture and the Registration Rights Agreement will not conflict with or result in a breach or violation of the respective charters or bylaws of each of the Texas Guarantors; and

               (v) all of the issued and outstanding shares of capital stock of, or other ownership interests in, each Texas Guarantor have been duly and validly authorized and issued, and based solely on such counsel's review of the relevant stock records and the recitations as to such matters in the resolutions authorizing the issuance thereof, the shares of capital stock of, or other ownership interests in, each of the Texas Guarantors are owned of record, directly or through subsidiaries, by the Company, except for the minority interests disclosed in the Offering Memorandum under the caption "Business-Organizational Structure," and are fully paid and non-assessable, and; to the best of such counsel's knowledge, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities or commitments for sale, or liens related to or entitling any person to purchase or otherwise acquire any shares of capital stock or any other equity interest in each Texas Guarantor.

          In giving their opinion required by subsection (f)(3) of this Section 7, such counsel may state that such opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of Texas.

     (4) an opinion (satisfactory to you and your counsel), dated the Closing Date, of Lionel, Sawyer & Collins, special Nevada counsel to the Company, to the effect that:

               (i) Foothills Holding Company, a Nevada corporation (the "Nevada Guarantor"), has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement; this Agreement has been duly authorized by all necessary corporate action, executed and delivered by the Nevada Guarantor;

               (ii) the Nevada Guarantor has the requisite corporate power to execute, deliver, and perform its obligations under its Guarantees and the Indenture, and to authorize, issue and deliver its Guarantees; each of its Guarantees and the Indenture have been duly authorized by all necessary corporate action executed and delivered by the Nevada Guarantor;

               (iii) the Nevada Guarantor is a duly incorporated and validly existing corporation, in good standing under the laws of its jurisdiction of organization, has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum; based solely on certificates from public officials, the Nevada Guarantor is qualified as a foreign corporation and is in good standing in the State of Arizona;

               (iv) the execution and delivery of this Agreement, the Indenture and the Registration Rights Agreement, the issuance and sale of its Guarantees, the performance of its obligations under this Agreement, its Guarantees, the Indenture and the Registration Rights Agreement and the consummation of the transactions contemplated by this Agreement, the Indenture and the Registration Rights Agreement will not conflict with or result in a breach or violation of the charter or bylaws of the Nevada Guarantor;

               (v) all of the issued and outstanding shares of capital stock of, or other ownership interests in, the Nevada Guarantor have been duly and validly authorized and issued, and based solely on such counsel's review of the relevant stock records and the recitations as to such matters in the resolutions authorizing the issuance thereof, the shares of capital stock of, or other ownership interests in, the Nevada Guarantor are owned of record, directly or through subsidiaries, by the Company, and are fully paid and non-assessable, and; to the best of such counsel's knowledge, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities or commitments for sale, or liens related to or entitling any person to purchase or otherwise acquire any shares of capital stock or any other equity interest in the Nevada Guarantor.

          In giving their opinion required by subsection (f)(4) of this Section 7, such counsel may state that such opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of Nevada.

          (5) an opinion (satisfactory to you and your counsel), dated the Closing Date, of Young, Goldman & Van Beek, special Virginia counsel to the Company, to the effect that:

               (i) Virginia Golf Country Club, Inc., a Virginia corporation (the "Virginia Guarantor"), has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement; this Agreement has been duly authorized by all necessary corporate action, executed and delivered by the Virginia Guarantor;

               (ii) the Virginia Guarantor has the requisite corporate power to execute, deliver, and perform its obligations under its Guarantees and the Indenture, and to authorize, issue and deliver its Guarantees; each of its Guarantees and the Indenture have been duly authorized by all necessary corporate action executed and delivered by the Virginia Guarantor;

               (iii) the Virginia Guarantor is a duly incorporated and validly existing corporation, in good standing under the laws of the Commonwealth of Virginia has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum;

               (iv) the execution and delivery of this Agreement, the Indenture and the Registration Rights Agreement, the issuance and sale of its Guarantees, the performance of its obligations under this Agreement, its Guarantees, the Indenture and the Registration Rights Agreement and the consummation of the transactions contemplated by this Agreement, the Indenture and the Registration Rights Agreement will not conflict with or result in a breach or violation of the charter or bylaws of the Virginia Guarantor;

               (v) all of the issued and outstanding shares of capital stock of, or other ownership interests in, the Virginia Guarantor have been duly and validly authorized and issued, and based solely on such counsel's review of the relevant stock records and the recitations as to such matters in the resolutions authorizing the issuance thereof, the shares of capital stock of, or other ownership interests in, the Virginia Guarantor are owned of record, directly or through subsidiaries, by the Company, and are fully paid and non-assessable, and; to the best of such counsel's knowledge, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities or commitments for sale, or liens related to or entitling any person to purchase or otherwise acquire any shares of capital stock or any other equity interest in the Virginia Guarantor.

          In giving their opinion required by subsection (f)(5) of this Section 7, such counsel may state that such opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the Commonwealth of Virginia.

     (6) In addition, you shall be entitled to rely on an opinion in form and substance satisfactory to you and your counsel with respect to the New Credit Facility.

          (g) You shall have received an opinion dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to you.

          (h) You shall have received letters on and as of the date hereof as well as on and as of the Closing Date, in form and substance satisfactory to you, from Ernst & Young LLP, independent public accountants complying with Rule 2-01 of Regulation S-X of the Commission, with respect to the financial statements and certain financial and statistical information contained in the Offering Memorandum as you shall reasonably request.

          (i) Prior to the Closing Date, the Issuers shall have furnished to you such further information, certificates and documents as you may reasonably request.

          (j) The Issuers shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Issuers at or prior to the Closing Date.

          (k) The Securities shall have been approved for inclusion on the PORTAL system, subject to notice of official issuance.

          (l) All transactions that are contemplated by the Registration Rights Agreement and the New Credit Facility to have been consummated at or prior to the Closing Date shall have been consummated prior to or simultaneously with the consummation of the purchase and sale of the Securities hereunder.

          (m) The Unit Offering shall have been consummated and the proceeds therefrom shall have been contributed to the Company.

          (n) You shall have received a certificate of the Company, dated the Closing Date, executed on behalf of the Company, by the chief executive officer and the chief financial officer of the Company as to the solvency of the Company and its subsidiaries, taken as a whole, in form and substance, satisfactory to you.

          8.   Effective Date of Agreement, Defaults and Termination.  This
               -----------------------------------------------------
Agreement shall become effective upon the later of (i) the execution and delivery of this Agreement by the parties hereto, and (ii) the delivery of the Offering Memorandum to the Initial Purchasers for their use in connection with sales of the Securities. Notwithstanding the foregoing, this Agreement shall not become effective until the purchase agreement for the Unit Offering shall have been executed and delivered by the parties thereto.

          This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchasers by notice to the Company if any of the following has occurred: (i) subsequent to the date of the Offering Memorandum or the date of this Agreement, any Material Adverse Change which, in the judgment of DLJ, impairs the investment quality of the Securities, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or material adverse change in the financial markets of the United States or elsewhere or any other substantial national or international calamity or emergency if the effect of such outbreak, escalation, calamity, crisis or emergency would, in DLJ's judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, (iii) any suspension or limitation of trading generally in securities on the New York or American Exchanges or the National Association of Securities Dealers Automated Quotation National Market, PORTAL or the over-the-counter markets or any setting of minimum prices for trading on such exchanges or markets, (iv) any declaration of a general banking moratorium by either Federal or New York state authorities, (v) the taking of any action by any Federal, state or local government or agency in respect of its monetary or fiscal affairs that in DLJ's judgment has a material adverse effect on the financial markets in the United States, and would, in DLJ's judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, (vi) any securities of the Issuers shall have been downgraded or placed on any "watch list" for possible downgrading or reviewed for a possible change that does not indicate the direction of the possible change by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) of the Act, or (vii) the enactment, publication, decree or other promulgation of any Federal, state or local statute, regulation, rule or order of any court or other governmental authority which would in the judgment of DLJ have a Material Adverse Effect or make it inadvisable or impractical to market the Securities.

          If this Agreement shall be terminated by the Initial Purchasers pursuant to clause (i), (vi) or (vii) of the second paragraph of this Section 8 or because of the failure or refusal on the part of the Issuers to comply with the terms or to fulfill any of the conditions of this Agreement, the Issuers jointly and severally agree to reimburse you for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of counsel) incurred by you. Notwithstanding any termination of this Agreement, the Issuers shall be liable, jointly and severally, for all expenses which they agree to pay pursuant to Section 4 hereof. If this Agreement is terminated pursuant to this Section 8, such termination shall be without liability of any Initial Purchaser to the Issuers.

          If on the Closing Date either of the Initial Purchasers shall fail or refuse to purchase the Securities which it has agreed to purchase hereunder on such date, and the aggregate principal amount of such Securities that such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase does not exceed 10% of the total principal amount of such Securities to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated to purchase the Securities that such defaulting Initial Purchaser agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate
                                  --------
principal amount of Securities that any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 8 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Initial Purchaser. If, on the Closing Date, any of the Initial Purchasers shall fail or refuse to purchase the Securities and the total principal amount of Securities with respect to which such default occurs exceeds 10% of the total amount of Securities to be purchased on such date by all Initial Purchasers and arrangements satisfactory to you and the Issuers for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchaser and the Issuers, except as otherwise provided in this Section 8. In any such case that does not result in termination of this Agreement, either you or the Issuers may postpone the Closing Date for not longer than seven (7) days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve a defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

          9.   Notices.  Notices given pursuant to any provision of this
               -------
Agreement shall be addressed as follows: (a) if to any of the Issuers, to them at 3702 Via De La Valle, Suite 202, Del Mar, California 92014, with a copy to Latham & Watkins, 633 W. Fifth Street, Suite 4000, Los Angeles, California 90071-20007, Attention: Elizabeth A. Blendell, Esq. (b) if to any Initial Purchaser, to Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Debt Capital Markets, with a copy to Skadden, Arps, Slate, Meagher & Flom at 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071, Attention: Gregg A. Noel, Esq. or (c) in any case to such other address as the person to be notified may have requested in writing.

          10.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          11.  Severability.  Any determination that any provision of this
               ------------
Agreement may be, or is, unenforceable shall not affect the enforceability of the remainder of this Agreement.

          12.  Successors.  Except as otherwise provided, this Agreement has
               ----------
been and is made solely for the benefit of and shall be binding upon the Issuers, the Initial Purchasers, any Indemnified Person referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successors and assigns" shall not include a purchaser of any of the Securities from any of the several Initial Purchasers merely because of such purchase.

          13.  Certain Definitions.  For purposes of this Agreement, (a)
               -------------------
"business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Securities Act.

          14.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts and, if executed in one or more counterparts, the executed counterparts shall each be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

          15.  Headings.  The headings herein are inserted for convenience of
               --------
reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          16.  Survival.  The indemnity and contribution provisions and the
               --------
other agreements, representations and warranties of the Issuers, their officers and directors and of the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the Initial Purchasers or by or on behalf of the Issuers or the officers or directors of the Issuers or any controlling person of the Issuers, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

          Please confirm that the foregoing correctly sets forth the agreement among the Issuers and you.

                        Very truly yours,

                        COBBLESTONE GOLF GROUP, INC.,
                        BELLOWS GOLF GROUP, INC., CARMEL MOUNTAIN RANCH GOLF,
                        COBBLESTONE TEXAS, INC.,   C-RHK, INC., CSR GOLF GROUP,
                        INC.. ESCONDIDO CONSULTING, INC.,   FOOTHILLS HOLDING
                        COMPANY, INC., GOLF COURSE INNS OF AMERICA, INC., LAKEWAY GOLF CLUBS, INC., OCEANSIDE GOLF MANAGEMENT CORPORATION, OCEAN VISTA LAND COMPANY, OVLC FINANCIAL CORPORATION, OVLC MANAGEMENT CORPORATION, PECAN GROVE GOLF CLUB, INC., TGFC CORPORATION, VIRGINIA GOLF COUNTRY CLUB, INC., WHISPERING PALMS COUNTRY CLUB JOINT VENTURE, A GENERAL PARTNERSHIP, WOODCREST GOLF CLUB, INC.



                        By: /s/ Stefan C. Karnavas
                            ---------------------------------------
                            Name:  Stefan C. Karnavas
                            Title: Vice President, Chief Financial
                                   Officer, Treasurer and Secretary

                        LAKEWAY CLUBS, INC.



                        By: /s/ Laurie Ann Wright
                            --------------------------------------
                            Name:   Laurie Ann Wright
                            Title:  President, Treasurer and
                                    Secretary



                        LIQUOR CLUB AT PECAN GROVE, INC.



                        By: /s/ Timothy S. O'Hern
                            --------------------------------------
                            Name:   Timothy S. O'Hern
                            Title:  President, Treasurer and
                                    Secretary

The foregoing Purchase Agreement
is hereby confirmed and accepted
as of the date first above written.

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION



By: /s/ David F. Posnick
    --------------------------
    Name:  David F. Posnick
    Title: Vice President

BA SECURITIES, INC.


By: /s/
    --------------------------
    Name:
    Title:

                                  SCHEDULE I


                                                         Principal
                                                          Amount
                                                         ---------
Donaldson, Lufkin & Jenrette Securities Corporation     $56,000,000
BA Securities, Inc.                                      14,000,000
                                                         ----------
                                                        $70,000,000
                                                        ===========

                                       47